FIRST AMENDMENT
                                TO LOAN AGREEMENT

                  FIRST AMENDMENT, dated as of September 30, 1999 (the "Amendment"), to the Loan Agreement referred to below, by and among (i) GENERAL DATACOMM INDUSTRIES, INC., a Delaware corporation, GENERAL DATACOMM, INC., a Delaware corporation ("GDC"), DATACOMM LEASING CORPORATION, a Delaware corporation, VITAL NETWORK SERVICES, L.L.C., a Delaware limited liability company, GDC NAUGATUCK, INC., a Delaware corporation, GDC FEDERAL SYSTEMS, INC., a Delaware corporation (each, a "Borrower" and collectively, the "Borrowers"),
(ii) FOOTHILL CAPITAL CORPORATION, as a lender ("Foothill"), (iii) ABLECO FINANCE LLC, as a lender ("Ableco"), (iv) MADELEINE L.L.C., as a lender ("Madeleine" and together with Foothill and Ableco, the "Lenders"), and (v) FOOTHILL CAPITAL CORPORATION, as agent for the Lenders (the "Agent").

                  WHEREAS, the Borrowers, the Agent and the Lenders are parties to the Loan and Security Agreement dated as of May 14, 1999 (the "Loan Agreement"), pursuant to which the Lenders have agreed to make certain loans to the Borrowers secured by the Collateral (as defined in the Loan Agreement);

                  WHEREAS, GDC has requested that the Agent (on behalf of the Lenders) release its lien on certain equipment (the "Subject Equipment") identified in the Outsource Manufacturing and Purchase Agreement dated as of September 30, 1999 (the "Purchase Agreement"), between GDC and The Matco Electronics Group, Inc. (the "Purchaser"), pursuant to which GDC will sell the Subject Equipment to the Purchaser;

                  WHEREAS, the Agent is willing to release its lien on the Subject Equipment, subject to (i) the execution and delivery of this Amendment by the Borrowers, and (ii) the other terms and conditions set forth in this Amendment; and

                  WHEREAS, each Borrower has determined that its execution, delivery and performance of this Amendment directly benefit, and are within the corporate purposes and in the best interests of, such Borrower;

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

         1.1 Definitions in Amendment. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Loan Agreement.

         1.2 First Amendment Effective Date. Section 1.1 of the Loan Agreement is hereby amended by inserting, in appropriate alphabetical order, a definition of the term "First Amendment Effective Date" to read in its entirety as follows:

                  "'First Amendment Effective Date' means the date on which all of the conditions precedent to the effectiveness of the First Amendment to Loan Agreement dated as of September 30, 1999, by and among the Borrowers, the Lenders and the Agent, have been fulfilled or waived."

         1.3 Disposal of Assets. Section of 7.4 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  "Sell, lease, assign, transfer, or otherwise dispose of any of such Borrower's properties or assets other than, (i) sales of Inventory to buyers in the ordinary course of such Borrower's business as currently conducted, (ii) the sale of ARC, or (iii) the sale of the Middlebury Real Property."

         1.4. Conditions Subsequent. Section 3.3 of the Loan Agreement is hereby amended by inserting a new paragraph (f) at the end of such Section to read as follows:

                  "(f) within 60 days after the First Amendment Effective Date, Agent shall have received appraisals of the Borrowers' asynchronous transfer mode technology and of Vital's business, from appraisers acceptable to the Agent, satisfactory in form and substance to Agent."

         2.       Conditions.       The effectiveness of this Amendment is
subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent (the date such conditions are fulfilled or waived by the Lender is hereinafter referred to as the "Amendment Effective Date"):

                  (a) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Amendment Effective Date shall be correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct on and as of such date); and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

                  (b) Delivery of Documents. The Lender shall have received on or before the Amendment Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Amendment Effective Date:

                           (i)      the Agent shall have received a true and
correct copy of the Purchase Agreement, certified by an authorized officer of the Administrative Borrower; and

                           (ii)     such other agreements, instruments,
approvals, opinions and other documents as the Agent may reasonably request.

                  (c) Proceedings. All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be satisfactory to the Agent and its special counsel, and the Agent and such special counsel shall have received all such information and such counterpart originals or certified copies of documents, and such other agreements, instruments, approvals, opinions and other documents, as the Agent or such special counsel may reasonably request.

         5. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Lenders as follows:

                  (a) Representations and Warranties; No Event of Default. The representations and warranties herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant hereto on or prior to the Amendment Effective Date are correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties are true and correct on and as of such date); and no Default or Event of Default has occurred and is continuing on the Effective Date or would result from this Amendment becoming effective in accordance with its terms.

                  (b) Organization, Good Standing, Etc. Such Loan Party (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment and the other Loan Documents to which it is a party being executed in connection with this Amendment, and to perform the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified reasonably could not be expected to have a Material Adverse Change.

                  (c) Authorization, Etc. The execution, delivery and performance by such Loan Party of this Amendment and each other Loan Document to which it is a party being executed in connection with this Amendment, and the performance by such Loan Party of the Loan Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene such Loan Party's charter or by-laws, any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

         6. Consent. By executing this Amendment, each Lender hereby consents to (i) the sale of the Subject Equipment by GDC to the Purchaser pursuant to the Purchase Agreement and (ii) the release of the Agent's lien on the Subject Equipment.

         7.       Miscellaneous.

                  (a) Continued Effectiveness of the Loan Agreement. Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to which any Borrower is a party to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Lender under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Document.

                  (b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                  (c) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  (d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

                  (e) Costs and Expenses. The Borrowers jointly and severally agree to pay on demand all fees, costs and expenses of the Agent and each Lender in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.

                  (f) Amendment as Loan Document. Each Borrower hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by a Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) a Borrower shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

                  (g) Waiver of Jury Trial. EACH BORROWER, THE AGENT AND THE LENDER EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

                                            Borrowers:

                                            GENERAL DATACOMM INDUSTRIES, INC.,
                                            a Delaware corporation

                                            By  /S/ DENNIS J. NESLER
                                            Title:  V.P. & Treasurer

                                            GENERAL DATACOMM, INC.,
                                            a Delaware corporation

                                            By  /S/  DENNIS J. NESLER
                                            Title:  V.P. & Treasurer

                                            DATACOMM LEASING CORPORATION,
                                            a Delaware corporation

                                            By /S/ DENNIS J. NESLER
                                            Title: V.P. & Treasurer

                                            VITAL NETWORK SERVICES, L.L.C.,
                                            a Delaware limited liability company

                                            By /S/  DENNIS J. NESLER
                                            Title: V.P. & Treasurer

                                            GDC FEDERAL SYSTEMS, INC.,
                                            a Delaware corporation

                                            By /S/ DENNIS J. NESLER
                                            Title:  V.P. & Treasurer

                                            GDC NAUGATUCK, INC.,
                                            a Delaware Corporation

                                            By  /S/ DENNIS J. NESLER
                                            Title:  V.P. & TREASURER

                                            Agent and Lender:

                                            FOOTHILL CAPITAL CORPORATION,
                                            a California corporation

                                            By /S/ PETER DROOFF
                                            Title: Vice President

                                            Lenders:

                                            ABLECO FINANCE LLC,
                                            a Delaware limited liability company

                                            By /S/
                                            Title:

                                            MADELEINE L.L.C.,
                                            a New York limited liability company

                                            By /S/
                                            Title: Vice President

                            AMENDMENT NUMBER TWO TO
                           LOAN AND SECURITY AGREEMENT

                  This AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of December 30, 1999, is entered into by and among GENERAL DATACOMM INDUSTRIES, INC., a Delaware corporation ("Parent"), GENERAL DATACOMM, INC., a Delaware corporation ("General DataComm"), DATACOMM LEASING CORPORATION, a Delaware corporation ("DataComm Leasing"), GDC FEDERAL SYSTEMS, INC., a Delaware corporation ("GDC Federal"), VITAL NETWORK SERVICES, L.L.C., a Delaware limited liability company ("Vital"), and GDC NAUGATUCK, INC., a Delaware corporation ("GDC Naugatuck", and together with the Parent, General DataComm, DataComm Leasing, GDC Federal and Vital, each a "Borrower" and collectively the "Borrowers"), each of the financial institutions signatories hereto (such financial institutions, together with their respective successors and assigns, each a "Lender" and collectively, the "Lenders"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lenders (in such capacity, the "Agent").

                  WHEREAS, the Borrowers have requested the Lender Group to amend certain terms of that certain Loan and Security Agreement, dated as of May 14, 1999, by and among the Borrowers, the Lenders, and Agent (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), and the Lender Group is willing to amend the Loan Agreement subject to the terms and conditions of this Amendment. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.       Amendments.

(a) Section 1.1 of the Agreement is hereby amended by adding the following definitions in alphabetical order:

                           "Applicable Period" shall mean (a) with respect to each of the first, second, or third fiscal quarter of the Parent's fiscal year, 45 days after the end of such fiscal quarter, and (b) with respect to the fourth fiscal quarter of the Parent's fiscal year, 90 days after the end of such fiscal quarter.

                           "Net Worth Reserve" shall mean, as of any date of determination, an amount equal to: (a) $3,500,000, if the Net Worth of Parent is less than $15,000,000; (b) $1,500,000, if the Net Worth of
         Parent  is  greater  than  or  equal  to  $15,000,000   and  less
        than $18,131,000; and (c) $-0-, if the Net Worth of Parent is greater than or equal to $18,131,000.

                           "Second   Amendment"  means  that  certain  Amendment
         Number Two to Loan and Security Agreement, dated as of December 30, 1999, by and among the Borrowers and the Lender Group.

                           "Second Amendment Closing Date" means the date that the Second Amendment initially became effective by its terms.

                           "Term B Loan Conversion Price" means $5.00 per share of Common Stock, subject to adjustment as provided in Section 15.

                           "Term B Loan Lender Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of the Closing Date, by and between the Parent and the Term B Loan Lender, with respect to the shares of Common Stock that Term B Loan Lender may acquire and certain rights associated with such shares.

                           "Term C Loan" has the meaning set forth in Section 2.4(a)(iii).

                           "Term C Loan Commitment" means the amount set forth opposite such Lender's name on Schedule C-1 as such Lender's "Term C Loan Commitment", as the same may be adjusted from time to time pursuant to the terms of this Agreement.

                           "Term C Loan Conversion Price" means $9.00 per share of Common Stock, subject to adjustment as provided in Section 15; provided, however, that, solely in the event that any "daily closing price" (as such term is defined below) during the period between December 29, 1999 and the Second Amendment Closing Date is $6.00 per share or less, then the Term C Loan Conversion Price instead shall mean a price per share of Common Stock equal to the lower of (a) $9.00 and
         (b) the product of (i) 1.35 times (ii) the "Alternate Base Price" as of the Second Amendment Closing Date, subject to adjustment as provided in
         Section 15. For purposes of this definition, the "Alternate Base Price" on any date of determination shall be the average of the daily closing prices for the immediately preceding 10 consecutive Trading Days. For purposes of this definition, the closing price for each day (i.e., a "daily closing price") shall be the last reported sales price or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices in either case on the New York Stock Exchange or, if Common Stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the closing sales price of Common Stock as quoted by NASDAQ or, in case no reported sales takes place, the average of the closing bid and asked prices as quoted by NASDAQ or any comparable system or, if Common Stock is not quoted on NASDAQ or any comparable system, the closing sales price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any two members of the National Association of Securities Dealers, Inc. selected from time to time by the Parent for that purpose.

                           "Term C Loan  Lender"  has the  meaning  set forth in
        Section 15.1.

                           "Term C Loan Lender Registration Rights Agreement" means the Registration Rights Agreement, in form and substance substantially similar to the Term B Loan Lender Registration Rights Agreement, by and between the Parent and the Term C Loan Lender, with respect to the shares of Common Stock that Term C Loan Lender may acquire and certain rights associated with such shares.

(b) Section 1.1 of the Agreement is hereby amended by amending and restating the following definitions in their respective entirety as follows:

                           "Commitment" means, as to any Lender, the Revolving Credit Commitment of such Lender, the Term A Loan Commitment of such Lender, the Term B Loan Commitment of such Lender, and the Term C Loan Commitment of such Lender, as applicable, and "Commitments" means, collectively, the aggregate amount of the Commitments of the Lenders.

                           "Conversion Price" shall mean, as the context requires, (a) the Term B Loan Conversion Price, or (b) the Term C Loan Conversion Price. Without limiting the generality of the foregoing, the term "Conversion Price" shall mean the Term B Loan Conversion Price if such term is used in the context of Term B Loan (including the conversion thereof) and shall mean the Term C Loan Conversion Price if such term is used in the context of Term C Loan (including the conversion thereof).

                           "Maximum Revolving Amount" shall mean $35,000,000.

                           "Pro Rata Share" shall mean, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the aggregate amount of the Commitments, provided that, if the Commitments have been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's Advances and Term Loans and interest in Letter of Credit Obligations and the denominator shall be the aggregate unpaid principal amount of all of the Advances, the Term Loans and Letter of Credit Obligations. If and to the extent that, pursuant to Section 16.1 hereof, an assignor Lender makes in favor of an Assignee a non-ratable assignment of 100% of the Commitments in respect of the Term A Loan and the Term Loan Obligations with respect to the Term A Loan, or the Term B Loan and the Term Loan Obligations with respect to the Term B Loan, or the Term C Loan and the Term Loan Obligations with respect to the Term C Loan, then, anything in the Loan Agreement or the other Loan Documents to the contrary notwithstanding, for purposes of determining "ratability" among the Lenders under the Loan Agreement and the other Loan Document: (a) when used in the context of a Lender's obligation or Commitment to make the Term A Loan or the Term B Loan or the Term C Loan, as the case may be, or a Lender's right to receive payments in respect of the Term Loan Obligations with respect to the Term A Loan or the Term B Loan or the Term C Loan, as the case may be, the term "Pro Rata Share" shall mean
         (i) 100% with respect to such Assignee and (ii) -0-% with respect to such assignor Lender; (b) when used in the context of a Lender's obligation or Commitment to make Advances or participate in Letters of Credit or a Lender's right to receive payment in respect of the Other Obligations, the term "Pro Rata Share" shall mean (i) 100% with respect to the assignor Lender and (ii) -0-% with respect to the Assignee; (c)from and after the Closing Date, the then outstanding principal amount of the Term Loans shall be deemed to be the amount of the total Commitments in respect of the Term Loans; and (d) in all other cases, the term "Pro Rata Share" shall have the meaning set forth in the first sentence of this definition.

                           "Registration Rights Agreement" means, collectively, the Term B Loan Lender Registration Rights Agreement and the Term C Loan Lender Registration Rights Agreement.

                           "Term Loans" means, collectively, the Term A Loan, the Term B Loan, and the Term C Loan.

(c) Clause (z) of the definition of "Borrowing Base" set forth in Section 2.1(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                           (z) the Net Worth Reserve and the aggregate amount of reserves, if any, established by Agent under Section 2.1(b).

(d) The following hereby is added to the Loan Agreement as a new Section 2.4(a)(iii) in proper alphanumerical order:

                           (iii) Subject to the terms and conditions of this Agreement, each Lender that has a Term C Loan Commitment severally agrees to make a term loan on the Second Amendment Closing Date
         (collectively,  the  "Term  C  Loan")  to  Borrowers  in  the  original aggregate principal amount equal to such Lender's Term C Loan Commitment. The outstanding principal amount of the Term C Loan (after giving effect to any conversions pursuant to Section 15 hereof) shall be repaid in quarterly installments of principal equal to $1,000,000. Each such installment shall be due and payable on the last day of each March, June, September, and December, commencing on March 31, 2001 and continuing on the last day of each succeeding March, June, September, and December until and including the date on which the unpaid balance of the Term C Loan is paid in full or has been converted pursuant to
         Section 15 hereof. At the Term C Loan Lender's sole discretion and upon the Term C Loan Lender's delivery of not less than 3 Business Days prior written notice to Agent and Borrower, one or more scheduled principal payments due in respect of the Term C Loan may be deferred until the Maturity Date. The outstanding principal balance and all accrued and unpaid interest under the Term C Loan shall be due and payable upon the termination of this Agreement (or all Revolving Credit Commitments), whether by its terms, by prepayment, by acceleration, or otherwise. If and only if the Term A Loan has been repaid in full and the Term B Loan has been repaid and/or converted in full, the unpaid principal balance of the Term C Loan may be prepaid in whole or in part without penalty or premium at any time during the term of this Agreement upon 30 days prior written notice by Borrowers to Agent, all such prepaid amounts shall be applied to the installments due on the Term C Loan in the inverse order of their maturity; provided, however, that (A) notwithstanding anything herein to the contrary, the Term C Loan Lender shall have the right to convert up to $4,000,000 of the outstanding principal amount of the Term C Loan into shares of Common Stock, pursuant to Section 15 of this Agreement, at any time during the 30 day period after the Borrowers' delivery of written notice of the proposed prepayment of the Term C Loan and (B) no such prepayment of the Term C Loan shall be made unless, both before and after giving effect thereto, availability is not less than $1,000,000. All amounts outstanding under the Term C Loan shall constitute Obligations.

(e) Section 2.5(b)(i) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                           (b) Apportionment, Application of Payments, and Reversal of Payments. (i) Except as otherwise provided with respect to Defaulting Lenders, aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of each Lender's Advances and Term Loans as to which such payments relate), and payments of the fees (other than fees designated for Agent's sole and separate account) shall, as applicable, be apportioned ratably among the Lenders. All payments shall be remitted to Agent and all such payments not relating to principal of or interest on specific Advances or the Term Loans (other than payments constituting payment of specific fees) and all proceeds of Collateral received by Agent pursuant to this Agreement or any other Loan Document, shall be applied:

                           first, to pay any fees or Lender Group Expenses then
due to Agent from Borrowers until paid in full;

                           second, to pay any fees or Lender Group Expenses then
due to Lenders from Borrowers;

                           third, to pay interest due in respect of all Foothill
Loans and Agent Advances until paid in full;

                          fourth, to pay interest due in respect of all Advances
(other than Foothill Loans and Agent Advances) until  paid in full;

                           fifth,  so long as no Event of Default  has  occurred
and is continuing or, if an Event of Default has occurred and is continuing and Agent agrees in its sole discretion, to pay interest due in respect of the Term Loans until paid in full (if an Event of Default has occurred and is continuing and Agent has not so agreed, the priority of such amounts is deferred to item "ninth");

                           sixth, to pay or prepay principal of Foothill Loans
and Agent Advances until paid in full;

                           seventh, ratably to pay principal of the Advances
(other than Foothill Loans and Agent Advances);

                           eighth,  to be held by  Agent as cash  collateral  in
accordance with Section 2.2(e) hereof with respect to unreimbursed obligations in respect of Letters of Credit until paid in full;

                           ninth, to pay interest due in respect of the Term
Loans until paid in full;

                           tenth, when due and payable, to pay the principal of
the Term A Loan and the Term B Loan until paid in full;

                           eleventh, when due and payable, to pay the principal
of the Term C Loan until paid in full; and

                           twelfth, ratably to pay any other Obligations due to
Agent or any Lender by Borrowers.

                           Agent  shall  promptly  distribute  to  each  Lender,
pursuant to the applicable wire transfer instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided for in Section 2.1(h).

(f) Section 2.7(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:


                           (a) Interest Rate. Except as provided in clause (b) below: (i) all Obligations (except for the Term Loan Obligations and amounts undrawn under Letters of Credit) shall bear interest at a per annum rate of 0.625 percentage point above the Reference Rate; (ii) all Term Loan Obligations with respect to Term A Loan and Term B Loan shall bear interest at a per annum rate of 12.50 percent; provided, however, the interest rate on such Term Loans shall automatically increase to 13 percent per annum on the first anniversary of the Closing Date and shall automatically increase to 14 percent per annum on the second anniversary of the Closing Date; and (iii) all Term Loan Obligations with respect to Term C Loan shall bear interest at a per annum rate of
         5.00 percentage points above the Reference Rate.

(g) Section 2.7(c) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                           (c) Default Rate. Upon the occurrence and during the continuation of an Event of Default: (i) all Obligations (except for the Term Loan Obligations and amounts undrawn under Letters of Credit) shall bear interest at a per annum rate equal to 2.625 percentage points above the Reference Rate; (ii) all Term Loan Obligations with respect to Term A Loan or Term B Loan shall bear interest at a per annum rate equal to 2.00 percentage points above the interest rate applicable to such Term Loans at such time; (iii) the Letter of Credit fee provided in Section 2.7(b) shall be increased to 3.50% per annum times the amount of the undrawn Letters of Credit that were outstanding during the immediately preceding month; and (iv) all Term Loan Obligations with respect to Term C Loan shall bear interest at a per annum rate equal to 2.00 percentage points above the interest rate applicable to such Term Loans at such time.

(h) Section 2.7(d) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                           (d)      Minimum  Interest.  (i) In no event shall
the rate of interest chargeable under Section 2.7(a)(i)for any day be less than 7.00% per annum. To the extent that interest accrued hereunder at the rate set forth in Section 2.7(a)(i) would be less than the foregoing minimum daily rate, the interest rate chargeable under Section 2.7(a)(i) for such day automatically shall be deemed increased to such minimum rate.

                                    (ii) In no event shall the rate of interest
chargeable under Section 2.7(a)(iii) for any day be less than 13.50% per annum. To the extent that interest accrued hereunder at the rate set forth in Section 2.7(a)(iii) would be less than the foregoing minimum daily rate, the interest rate chargeable under Section 2.7(a)(iii) for such day automatically shall be deemed increased to such minimum rate.

(i) Section 2.12(b) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                           (b)      Second Amendment  Closing Fees. On or before
the Second Amendment Closing Date, (i) a supplemental closing fee, for the ratable benefit of the Lenders with a Revolving Credit Commitment, of $100,000, and (ii) a supplemental closing fee, for the sole and separate account of the Term C Loan Lender, of $200,000; (j) Section 2.12(c) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                           (c)      Annual  Facility Fee. (i) On each
anniversary of the Closing Date, an annual facility fee in an amount equal to 0.25% of the Maximum Revolving Amount; (ii) on each of the first and the second anniversaries of the Closing Date, a facility fee in an amount equal to 0.50% of the then outstanding principal amount of the Term A Loan and the Term B Loan; and (iii) on each anniversary of the Second Amendment Closing Date, a facility fee, for the sole and separate account of the Term C Loan Lender, in an amount equal to 1.00% of the then outstanding principal amount of the Term C Loan; (k)
Section 3.3(f) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                           (f) within 45 days of the Second Amendment Closing Date, Agent and the Lenders shall have received an updated business valuation appraisal of Borrower's Broadband Systems Division and of Vital (as previously required under the First Amendment, which authorized the Matco outsourcing transaction described therein) from appraisers acceptable to the Agent, which valuation appraisal shall be in conformity with the form and methodology used by Arthur Andersen in the valuation appraisals delivered to the Lender Group in May 1999 and otherwise in form and substance satisfactory to Agent.

(l) The following hereby is added to the Loan Agreement as a new Section 3.3(g) in proper alphanumerical order:

                           (g) Within 15 days following the Second Amendment Closing Date, Agent shall have received duly executed originals of the Term C Loan Registration Rights Agreement, in form and substance satisfactory to the Term C Loan Lender, and the same shall be in full force and effect.

(m) Section 7.11 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                  7.11 Distributions. Make any distribution or declare or pay any dividends (in cash or other property, other than capital Stock) on, or purchase, acquire, redeem, or retire any of such Borrower's capital Stock, of any class, whether now or hereafter outstanding, except that
         (i) a Subsidiary  of any Borrower may pay  dividends to such  Borrower,
         (ii) so long as both before and after giving effect thereto, no Default or Event of Default has occurred and is continuing and Availability is not less than $1,000,000, Parent may pay regularly scheduled quarterly dividends on its 9% Cumulative Convertible Exchangeable Preferred
         Stock, (iii) Parent may receive shares of its Common Stock in consideration for the exercise of stock options granted to its employees and directors (so long as no cash consideration is paid by Parent or any of its Subsidiaries), (iv) Parent may cancel or retire options in accordance with its stock option plans (so long as Parent does not make any cash payments in connection therewith, and (v) Parent may exchange its 9% Cumulative Convertible Exchangeable Preferred Stock for a corresponding amount of its 9% Convertible Subordinated Debentures or its Common Stock (but not for any other consideration).

(n) Section 7.17 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                           7.17 Use of Proceeds. (a) Use the proceeds of the Advances and the Term A Loan and Term B Loan made hereunder for any purpose other than (i) on the Closing Date, (y) to repay in full the outstanding principal, accrued interest, and accrued fees and expenses owing to Existing Lender, and (z) to pay transactional costs and expenses incurred in connection with this Agreement, and (ii) thereafter, consistent with the terms and conditions hereof, for its lawful and permitted corporate purposes.

                           (b) Use the proceeds of the Term C Loan made hereunder for any purpose other than (i) solely on the Second Amendment Closing Date, (y) to pay transactional costs and expenses incurred in connection with the Second Amendment, and (z) to repay outstanding Advances, and (ii) thereafter, consistent with the terms and conditions hereof, for its lawful and permitted corporate purposes.

(o) Section 7.20 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                           7.20 Financial Covenant. Fail to maintain Net Worth at the end of each fiscal quarter of the Parent of at least $10,018,000, determined in accordance with GAAP as in effect on the Closing Date. If GAAP changes subsequent to the Closing Date, the Parent will deliver to the Agent, within the Applicable Period, a statement reconciling the calculation of Net Worth using GAAP as it existed on the Closing Date to the Net Worth calculation based upon financial statements delivered to the Agent for such fiscal quarter.

(p) Section 15 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                  15.      CONVERSION

                           15.1. Privilege. (a) Subject to the further provisions of this Section 15.1, the holder of the Term B Loan (individually and collectively, the "Term B Loan Lender") may make one or more elections to convert up to an aggregate of $3,000,000 of the principal amount of the Term B Loan, at any time or from time-to-time outstanding, into Common Stock at a price equal to the then Term B Loan Conversion Price. The number of shares of Common Stock issuable upon conversion of the Term B Loan shall be determined by dividing the amount of the Term B Loan elected to be converted by the Term B Loan Lender by the then Term B Loan Conversion Price. The Term B Loan Lender shall be entitled to the rights of a holder of Common Stock only to the extent that the Term B Loan Lender has exercised its privilege to convert Term B Loan into Common Stock.

                                    (b)  Subject  to the  further  provisions
         of this  Section  15.1,  the  holder  of the Term C Loan
         (individually and collectively, the "Term C Loan Lender") may make one or more elections to convert up to an aggregate of $4,000,000 of the principal amount of the Term C Loan, at any time or from time-to-time outstanding, into Common Stock at a price equal to the Term C Loan Conversion Price. The number of shares of Common Stock upon conversion of the Term C Loan shall be determined by dividing the amount of the Term C Loan elected to be converted by the Term C Loan Lender by the then Term C Loan Conversion Price. The Term C Loan Lender shall be entitled to the rights of a holder of Common Stock only to the extent that the Term C Loan Lender has exercised its privilege to convert Term C Loan into Common Stock.

                           15.2. Procedure. To convert a portion of the Term B Loan or the Term C Loan, as the case may be, the Term B Loan Lender or the Term C Loan Lender, as the case may be, shall (a) furnish on the Conversion Date a written notice of its election to convert such portion of the Term B Loan or the Term C Loan, as the case may be, as it may designate in such written notice (the "Conversion Amount") to the Parent, and (b) surrender the note (if any) evidencing the Term B Loan or the Term C Loan, as the case may be, to the Parent in exchange for a new note in an amount equal to the difference between (i) the then outstanding principal amount of the Term B Loan or the Term C Loan, as the case may be, and (ii) the Conversion Amount plus the aggregate amount of any prior Conversion Amounts relative to Term B Loan or Term C Loan, as the case may be. The date on which the Term B Loan Lender or the Term C Loan Lender, as the case may be, satisfies such requirements is the "Conversion Date." Within ten days of the applicable Conversion Date, the Parent shall deliver to the Term B Loan Lender or the Term C Loan Lender, as the case may be, a certificate for the number of whole shares of the Common Stock issuable upon the conversion. The person in whose name the certificate is registered shall be deemed to be a shareholder of record on the Conversion Date.

                           15.3. Fractional Shares. The Parent will not issue fractional shares of Common Stock upon conversion of the Term B Loan or the Term C Loan. The number of shares of Common Stock to be issued shall be rounded down to the nearest whole number.

                           15.4. Taxes on Conversion. If the Term B Loan Lender converts the Term B Loan, the Parent shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon such conversion. If the Term C Loan Lender converts the Term C Loan, the Parent shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon such conversion.

                           15.5. Parent to Provide Stock. (a) At all times, the Parent shall from and after the date hereof reserve, out of its authorized but unissued Common Stock, a sufficient number of shares of Common Stock to permit (i) the conversion of up to $3,000,000 of the Term B Loan into shares of Common Stock, and (ii) the conversion of up to $4,000,000 of the Term C Loan into shares of Common Stock.

                           (b) All shares of Common Stock delivered upon conversion of the Term B Loan shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim. All shares of Common Stock delivered upon conversion of the Term C Loan shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

                           (c) The Parent will endeavor promptly to comply with all federal and state securities laws regulating the offer and delivery of shares of Common Stock upon conversion, if any, of the Term B Loan or the Term C Loan, as the case may be, and will comply with the terms and provisions of the applicable Registration Rights Agreement.

                           15.6. Adjustment of Conversion Price. The Conversion Price shall be adjusted from time to time by the Parent as follows:

                           (a) In case the Parent shall (i) pay a dividend in shares of Common Stock to all holders of Common Stock, (ii) make a distribution in shares of Common Stock to all holders of Common Stock,
         (iii) subdivide its outstanding Common Stock into a greater number of shares, or (iv) combine its outstanding Common Stock into a smaller number of shares, the applicable Conversion Price in effect immediately prior thereto shall be adjusted so that the Term B Loan Lender or the Term C Loan Lender, as the case may be, shall be entitled to receive that number of shares of Common Stock which it would have owned had the Term B Loan or the Term C Loan, as the case may be, been converted immediately prior to the happening of such event. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend in shares or distribution and shall become effective immediately after the effective date in the case of subdivision or combination.

                           (b) In case the Parent shall issue rights or warrants to all or substantially all holders of Common Stock entitling them (for a period commencing no earlier than the record date described below and expiring not more than 90 days after such record date) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share less than the current market price per share of Common Stock (as determined in accordance with subsection
         (e) of this Section 15.6) at the record date for the determination of shareholders entitled to receive such rights or warrants, the applicable Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate applicable
         Conversion Price of the convertible securities so offered) would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after such record date. If at the end of the period during which such rights or warrants are exercisable not all rights or warrants shall have been exercised, the applicable adjusted Conversion Price shall be immediately readjusted to what it would have been based upon the number of additional shares of Common Stock actually issued (or the number of shares of Common Stock issuable upon conversion of convertible securities actually issued).

                           (c) In case the  Parent  shall  distribute  to all or
         substantially all holders of Common Stock any shares of capital stock (other than Common Stock) of the Parent evidences of indebtedness or other non-cash assets (including securities of any company other than the Parent), or shall distribute to all or substantially all holders of Common Stock rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in subsection (b) of this
         Section 15.6) ("Rights"), then in each such case the applicable Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (as defined in subsection (e) of this Section 15.6) of Common Stock on the record date mentioned below less the fair market value on such record date (as determined by the Board of Directors of the Parent, whose determination shall be conclusive evidence of such fair market value) of the portion of the capital stock or assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the record date), and of which the denominator shall be the current market price per share (as defined in subsection (e) of this Section 15.6) of Common Stock on such record date. Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution. Notwithstanding the foregoing, in the event that the Parent shall distribute Rights (other than those referred to in subsection (b) of this Section 15.6) pro rata to holders of Common Stock, the Parent may, in lieu of making any adjustment pursuant to this Section 15.6, make proper provision so that the Term B Loan Lender or the Term C Loan Lender, as the case may be, upon conversion of the Term B Loan or the Term C Loan, as the case may be, after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion (the "Conversion Shares"), a number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which the Term B Loan Lender or the Term C Loan Lender, as the case may be, of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights and (ii) if such conversion occurs after the Distribution Date, the same number of Rights to which the Term B Loan Lender or the Term C Loan Lender, as the case may be, of the number of shares of Common Stock into which the outstanding principal amount of the Term B Loan or the Term C Loan, as the case may be, together with all accrued and unpaid interest thereon so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

                           (d)  In  case  the  Parent  shall,   by  dividend  or
         otherwise, at any time distribute (a "Triggering Distribution") to all or substantially all holders of Common Stock cash in an aggregate amount that, together with the aggregate amount of any other cash distributions to all or substantially all holders of Common Stock made within the 12 months preceding the date of payment of the Triggering Distribution and in respect of which no applicable Conversion Price adjustment pursuant to this Section 15.6 has been made, exceeds 50% of the product of the current market price per share of Common Stock (as determined in accordance with subsection (e) of this Section 15.6) on the Business Day (the "Determination Date") immediately preceding the day on which such Triggering Distribution is declared by the Parent, multiplied by the number of shares of Common Stock outstanding on such date (excluding shares held in the treasury of the Parent), the applicable Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the Determination Date by a fraction of which the numerator shall be the current market price per share of Common Stock (as determined in accordance with subsection (e) of this
         Section 15.6) on the Determination Date less the amount of cash so distributed within such 12 months (including, without limitation, the Triggering Distribution) applicable to one  share  of  Common  Stock (determined  on the basis of the  number of shares of Common Stock outstanding on the Determination Date) and the denominator shall be such current market price per share of
         Common Stock (as  determined in accordance   with   subsection   (e)
         of this Section 15.6) on the Determination Date, such reduction to become effective immediately prior to the opening of business on the day following the date on which the Triggering Distribution is paid.

                           (e) For the purpose of any computation under subsections (b), (c) and (d) of this Section 15.6, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 30 consecutive Trading Days commencing 35 Trading Days before (i) the Determination Date with respect to distributions under subsection (d) of this Section 15.6 or
         (ii) the record date with respect to distributions, issuances or other events requiring such computation under subsection (b) or (c) of this
         Section 15.6. The closing price for each day shall be the last reported sales price or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices in either case on the New York Stock Exchange or, if Common Stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the closing sales price of Common Stock as quoted by NASDAQ or, in case no reported sales takes place, the average of the closing bid and asked prices as quoted by NASDAQ or any comparable system or, if Common Stock is not quoted on NASDAQ or any comparable system, the closing sales price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any two members of the National Association of Securities Dealers, Inc. selected from time to time by the Parent for that purpose. If no such prices are available, the current market price per share shall be the fair value of a share of Common Stock as determined by the Board of Directors of the Parent.

                           15.7. Notice of Adjustment. Whenever the Term B Loan Conversion Price is adjusted, the Parent shall promptly mail to the Term B Loan Lender a notice of the adjustment briefly stating the facts requiring the adjustment and the manner of computing it. Whenever the Term C Loan Conversion Price is adjusted, the Parent shall promptly mail to the Term C Loan Lender a notice of the adjustment briefly stating the facts requiring the adjustment and the manner of computing it.

                           15.8     Notice of Certain Transactions.  In the
        event that:

                           (1) the Parent proposes to take any action which would require an adjustment in any Conversion Price;

                           (2) the Parent enters into any agreement for its consolidation or merger with, or transfer of all or substantially all of its assets to, another corporation and shareholders of the Parent must approve the transaction; or

                           (3) there is a proposal for the dissolution or liquidation of the Parent;

         then, in each case, the Parent shall at least ten days before such date, mail to the Term B Loan Lender or the Term C Loan Lender, as the case may be, a notice stating the proposed effective date.

                           15.9.  Effect  of  Reclassification,   Consolidation,
         Merger or Sale on Conversion Privilege. If any of the following events shall occur with respect to the Parent, namely: (a) any reclassification or change of shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination, or any other change for which an adjustment is specifically provided in
         Section 15.6); (b) any consolidation or merger to which the Parent is a party other than a merger in which the Parent is the continuing corporation or other entity and which does not result in any reclassification of, or change (other than a change in name, or in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock; or (c) any sale or conveyance of all or substantially all of the assets of the Parent, as an entirety, then the Parent or such successor or purchasing corporation or other entity, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Term B Loan Lender or the Term C Loan Lender, as the case may be, an agreement providing that the Term B Loan Lender or the Term C Loan Lender, as the case may be, shall have the right to convert the Term B Loan or the Term C Loan, as the case may be, into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of the Term B Loan or the Term C Loan, as the case may be, immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such agreement shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this Section 15, mutatis mutandis. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock include shares of stock, membership interests, or other securities and property of a corporation or other entity other than the successor or purchasing corporation or other entity, as the case may be, in such consolidation, merger, sale or conveyance, then such agreement shall also be executed by such other corporation or other entity and shall contain such additional provisions to protect the interests of the Term B Loan Lender or the Term C Loan Lender, as the case may be, that are comparable to the provisions set forth in this Section 15, mutatis mutandis. The provisions of this Section 15.9 shall similarly apply to successive consolidations, mergers, sales or conveyances, mutatis mutandis.

(q) Schedule C-1 hereby is amended and restated in its entirety to read as set forth in Annex I attached hereto.

2. Conditions. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Second Amendment Closing Date"):

                           (a)      Agent shall have received on or before the
Second Amendment Closing Date the following, each in form and substance satisfactory to Agent (and, where indicated, the applicable Lender) and, unless indicated otherwise, dated as of the Second Amendment Closing Date:

                                    (i)     counterparts of this Amendment, duly
                 executed by the Borrowers and the Lenders Group;

                                    (ii) the  reaffirmation  and consent of each
                  Guarantor attached hereto as Exhibit A, duly executed and delivered by an authorized official of each entity thereof; and

                                    (iii)  such other  agreements,  instruments,
                  approvals, opinions and other documents as Agent or any Lender may reasonably request.

                           (b)      (i) Agent shall have received,  for the
benefit of the Lenders with a Revolving Credit Commitment,  the fee described in
Section 2.12(b)(i) of the Loan Agreement; and (ii) the Term C Loan Lender shall have received, for its sole and separate account, the fee described in Section 2.12(b)(ii) of the Loan Agreement.

                           (c)      Borrowers shall have a minimum of $3,000,000
of unrestricted cash balances and Availability after the payment of all amounts contemplated in Section 7.17(b) of the Loan Agreement and based upon a Borrowing Base calculated using information as of a date no earlier than December 29, 1999, rolled forward to a date acceptable to the Agent, and after reserving for amounts necessary to maintain Borrowers' current liabilities reasonably within terms;

                           (d)      the several counsel to the members of the
Lender Group shall have received payment, in immediately available funds, of all accrued and unpaid attorneys fees and expenses constituting Lender Group Expenses incurred in connection with this Amendment and the transactions contemplated hereunder or reasonably ancillary hereto;

                           (e)      The  representations  and  warranties  in
this Amendment, the Loan Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                           (f)      No Default or Event of Default shall have
occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                           (g)      No injunction,  writ,  restraining  order,
or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or the Lender Group; and

                           (h)      All other  documents and legal matters in
connection with the transactions  contemplated by this Amendment shall have been
delivered  or  executed  or  recorded  and  shall  be  in  form  and   substance
satisfactory to Agent and its counsel.

3. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender Group that (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended by this Amendment, are within its corporate or other organizational powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Loan Agreement, as amended by this Amendment, constitute such Borrower's legal, valid, and binding obligation, enforceable against such Borrower in accordance with its terms.

4. Further Assurances. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Agent, and take all actions as Agent may reasonably request from time to time fully to consummate the transactions contemplated under this Amendment and the Loan Agreement, as amended by this Amendment.

5.       Miscellaneous.

                           (a) Upon the  effectiveness  of this  Amendment,
each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                           (b) Upon the effectiveness of this Amendment,  each
reference  in  the  Loan  Documents  to  the  "Loan  Agreement",   "thereunder",
"therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Agreement as amended by this Amendment.

                           (c) This Amendment shall be governed by and construed
in accordance with the laws of the State of New York.

                           (d) This  Amendment  may be  executed in any number
of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                           (e) This Amendment is a Loan Document.

                [Remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                                            GENERAL DATACOMM INDUSTRIES, INC.,
                                            a Delaware corporation
                                            By /S/ WILLIAM G. HERNY
                                            Title: Vice President


                                            GENERAL DATACOMM, INC.,
                                            a Delaware corporation
                                            By /S/ WILLIAM G. HENRY
                                            Title:  Vice President


                                            DATACOMM LEASING CORPORATION,
                                            a Delaware corporation
                                            By /S/ WILLIAM G. HENRY
                                            Title:  Vice President


                                            VITAL NETWORK SERVICES, L.L.C.,
                                            a Delaware limited liability company
                                            By /S/ WILLIAM G. HENRY
                                            Title:  Vice President


                                            GDC FEDERAL SYSTEMS, INC.,
                                            a Delaware corporation
                                            By /S/ WILLIAM G. HENRY
                                            Title:  Vice President

                                            GDC NAUGATUCK, INC.,
                                            a Delaware Corporation
                                            By /S/ WILLIAM G. HENRY
                                            Title: Vice President


                                            FOOTHILL CAPITAL CORPORATION,
                                            a California corporation, as Agent
                                              and a Lender
                                            By /S/ PETER DROOFF
                                            Title: Vice President


                                            ABLECO FINANCE LLC, as a Lender
                                            By /S/ KEVIN GENDA
                                            Title:  SVP & Chief Credit Officer


                                            A2 FUNDING LP, as a Lender
                                            By: A2 FUND MANAGEMENT LLC,
                                               its General Partner
                                            By /S/ ALEXANDER J. ORNSTEIN
                                            Title: Vice President

                                     ANNEX I

                                  Schedule C-1

                                   Commitments


Revolving Loan Commitment           Dollar Amount             Percentage
-------------------------           -------------             ----------

   Foothill                          $35,000,000                  100%
   Ableco                            $-0-                         -0-%
   A2 Funding                        $-0-                         -0-%


Term A Loan Commitment              Dollar Amount             Percentage
----------------------              -------------             ----------

   Foothill                           $-0-                       -0-%
   Ableco                             $12,000,000                100%
   A2 Funding                         $-0-                       -0-%


Term B Loan Commitment              Dollar Amount             Percentage
----------------------              -------------             ----------

   Foothill                           $-0-                       -0-%
   Ableco                             $-0-                       -0-%
   A2 Funding                         $3,000,000                 100%


Term C Loan Commitment              Dollar Amount             Percentage
----------------------              -------------             ----------

   Foothill                           $-0-                       -0-%
   Ableco                             $10,000,000                 50%
   A2 Funding                         $10,000,000                 50%

                                    EXHIBIT A

                            Reaffirmation and Consent
                            -------------------------

                  All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Two to Loan and Security Agreement, dated as of December 30, 1999 (the "Amendment"). The undersigned hereby jointly and severally (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within each of their corporate or organizational powers, have been duly authorized by all necessary corporate or other organizational action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which either of them is a party or by which any of their properties may be bound or affected; (b) consents to the amendment of the Loan Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under its respective guaranty and each of the other Loan Documents to which it is party; and (d) agrees that each of the guaranties and the other Loan Documents to which they are parties is and shall remain in full force and effect. Although the undersigned have been informed of the matters set forth herein and have acknowledged and agreed to same, they understand that the Lender Group has no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty.

                                            GDC REALTY, INC.
                                            By /S/ WILLIAM G. HENRY
                                            Title: Vice President


                                            DATACOMM RENTAL CORPORATION
                                            By /S/ WILLIAM G. HENRY
                                            Title: Vice President


                                            GENERAL DATACOMM INTERNATIONAL CORP.
                                            By /S/ WILLIAM G. HENRY
                                            Title: Vice President


                                            GENERAL DATACOMM CHINA, LTD.
                                            By /S/ WILLIAM G. HENRY
                                            Title: Vice President


                                            GENERAL DATACOMM LIMITED (ENGLAND)
                                            By /S/ WILLIAM G. HENRY
                                            Title: Vice President


                                            VITAL NETWORK SERVICES, LTD.
                                            By /S/ WILLIAM G. HENRY
                                            Title: Vice President


                                            GENERAL DATACOMM LTD. (CANADA)
                                            By /S/ WILLIAM G. HENRY
                                            Title: Vice President